UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) November 17, 2004


                        Comdisco Holding Company, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             000-499-68                                 54-2066534
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      (Commission File Number)               (IRS Employer Identification No.)


   5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS            60018
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        (Address of Principal Executive Offices)                (Zip Code)


                                (847) 698-3000
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             (Registrant's Telephone Number, Including Area Code)


                   6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS
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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

         On November 17, 2004, Comdisco Holding Company, Inc. issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing, among other things, that its Board of Directors had authorized a cash payment of $0.0982 per right on its contingent distribution rights ("CDRs"), payable on December 10, 2004 to CDR holders of record on November 30, 2004.

Item 9.01      Financial Statements and Exhibits

         (c)

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Comdisco Holding Company, Inc., dated
               November 17, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMDISCO HOLDING
                                              COMPANY, INC.


Dated: November 17, 2004                      By: /s/ Randolph I. Thornton
                                                  -------------------------
                                              Name:  Randolph I. Thornton
                                              Title: Chief Executive Officer,
                                                     President and Secretary

                                 EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release of Comdisco Holding Company, Inc., dated
               November 17, 2004